UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 2, 2024

AUDDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40071	45-4257218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Central Avenue, Suite 200
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 219-9771

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	AUUD	Nasdaq Stock Market
Common Stock Warrants	AUUDW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Asset Purchase Agreement with AppSmartz and RadioFM

As previously disclosed in our Current Report on Form 8-K dated January 26, 2024, on January 26, 2024, Auddia Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with (i) M/s APPSMARTZ, a Partnership Firm constituted under Indian Partnership Act of 1912 and organized under the laws of India (“AppSmartz”) and (ii) M/s RADIOFM, a Partnership Firm constituted under Indian Partnership Act of 1912 and organized under the laws of India (“RadioFM”, together with AppSmartz, each a “Seller” and collectively the “Sellers”), pursuant to which the Company has agreed to acquire certain assets, and assume certain liabilities, comprising Sellers’ mobile application, internet radio and streaming business (the “Business”) for a purchase price of $13,000,000 in cash plus an earnout payment of $2,000,000 if certain milestones are reached (the “Asset Purchase”). The obligations of the Sellers under the Purchase Agreement are guaranteed by the two individuals who own the Seller entities.

A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K.

Our descriptions of the Purchase Agreement do not purport to be complete and are qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement governs the contractual rights between the parties in relation to the Asset Purchase. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Asset Purchase and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosure regarding any facts and circumstances relating to the Company.

The representations, warranties, and covenants contained in the Purchase Agreement have been made solely for the purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; are not intended as statements of fact to be relied upon by the parties’ stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders or other security holders. Except as specifically set forth in the Purchase Agreement, security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements of this Current Report on Form 8-K not misleading.

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Forward-Looking Statements

Any forward-looking statements contained in this Current Report on Form 8-K are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, information regarding the Asset Purchase, the expected timetable for completing the Asset Purchase, future financial and operating results, the benefits, synergies, and accretion related to the Asset Purchase, and any other statements by the Company’s management regarding future expectations, beliefs, goals, plans, or prospects. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. Actual events and/or results may differ materially and adversely from such forward-looking statements as a result of certain risks and uncertainties including, but not limited to, the occurrence of any event, change, or other circumstances that could give rise to the termination of the Purchase Agreement; the outcome of any legal proceedings that could be instituted against the Company or the Company’s board of directors related to the Asset Purchase or the Purchase Agreement; the ability to satisfy the closing conditions of the Asset Purchase when anticipated or at all, and the ability to close the Asset Purchase, including obtaining the requisite regulatory approvals; the Company’s ability to obtain the necessary financing arrangements; the Company’s ability to successfully integrate the assets acquired pursuant to the Purchase Agreement; the risk that the Company may not realize the anticipated benefits from the Asset Purchase; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Asset Purchase; enforcement and protection of intellectual property rights and related risks; risks related to the security of our information systems and secured network; changes in laws, regulations, and/or policies that could adversely affect the Company’s operations and financial results, the economy, customer demand for products, the financial markets, or the effects of exchange rate fluctuations; risks of changes in U.S. or international tax rates or legislation; the effects of local and national economic, credit, and capital market conditions on the economy in general; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in the Company’s other reports and other public filings with the SEC, including, but not limited to, those detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (and/or its most recent Quarterly Report on Form 10-Q), filed with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K are made only as of the date hereof and should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated as of January 26, 2024, by and among Auddia, Inc., M/s APPSMARTZ, and M/s RADIOFM*
104	Cover Page Interactive Data File

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDDIA INC.

February 2, 2024	By:	/s/ John E. Mahoney
Name: John E. Mahoney
Title: Chief Financial Officer

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